SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: FEBRUARY 3, 2006
                        (Date of earliest event reported)



                         PRINCIPAL FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


      DELAWARE                       1-16725                    42-1520346
(State or other jurisdiction    (Commission file number)     (I.R.S. Employer
   of incorporation)                                     Identification Number)


                     711 HIGH STREET, DES MOINES, IOWA 50392
                    (Address of principal executive offices)

                                 (515) 247-5111
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17  CFR
    240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 3, 2006, the Audit Committee of the Board of Directors of Principal Financial Group, Inc. (the "Company") approved unaudited earnings information for the Company's quarter ended December 31, 2005. This approval made effective an earlier decision by the Human Resources Committee (the "Committee") of the Board of Directors approving awards under the Company's Long-Term Performance Plan. The Company's Long-Term Performance Plan affords eligible executives, including the chief executive officer and four other most highly compensated executive officers (the "Named Executive Officers"), the opportunity to share in the success of the Company if the Company achieves specified performance objectives over periods of three calendar years. The last three-year cycle under the Long-Term Performance Plan ended on December 31, 2005. On February 3, 2006, upon Audit Committee approval of unaudited quarterly earnings information, the Committee authorized payments to the Company's executive officers and other senior officers under the Long-Term Performance Plan for the three-year performance period ended on December 31, 2005.

For the 2003 - 2005 performance period under the Long-Term Performance Plan, the Committee used two metrics: cumulative operating earnings for the three-year period, and return on average equity for the third year of the performance period. The target set for operating earnings performance was the sum of the individual years' targets for operating earnings. The target set for year-three return on average equity was based on goals agreed to by the Board and management for long-term growth and creation of long-term shareholder value.

In reviewing the performance of the Company and approving awards for the three-year performance period ended December 31, 2005, the Committee determined that the Company exceeded its financial performance goals regarding target levels of operating earnings and the year-three average return on equity and obtained a score of 141.7%. This determination of financial performance affected all participants.

The following table sets forth the long-term incentive payouts to be made to the Company's Named Executive Officers in respect of the 2003 - 2005 performance period, payable in March 2006, except that payment of Mr. Griswell's award will be deferred in accordance with his previous election to defer receipt of any payment for this performance cycle of the Long-Term Performance Plan:

     NAME                              PERFORMANCE PERIOD          LONG-TERM
                                                                INCENTIVE PAYOUT

J. Barry Griswell                        2003-2005                $ 2,616,633
Chairman and Chief Executive Officer

John E. Aschenbrenner                    2003-2005                    649,108
President - Insurance and Financial
Services

Michael H. Gersie                        2003-2005                    481,475
Executive Vice President and Chief
Financial Officer

James P. McCaughan                       2003-2005                    726,870
President - Global Asset Management

Larry D. Zimpleman                       2003-2005                    651,265
President - Retirement and Investor
Services

The Company intends to provide additional information regarding the compensation awarded to the Named Executive Officers with respect to and during the year ended December 31, 2005, in the proxy statement for the Company's 2006 annual meeting of shareholders, which is expected to be filed with the Securities and Exchange Commission in March of this year.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    PRINCIPAL FINANCIAL GROUP, INC.



                                    By:    /S/ JOYCE N. HOFFMAN
                                           ------------------------------------
                                    Name:  Joyce N. Hoffman
                                    Title: Senior Vice President and Corporate
                                           Secretary

Date:    February 9, 2006

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